Exhibit 99.1

New Relic Announces Fourth Quarter and Full Fiscal Year 2015 Results

Revenue increased 68% year-over-year to $33.4 million in the fourth quarter

Dollar-Based Net Expansion Rate of 130%

San Francisco – May 12, 2015 – Software analytics company New Relic, Inc. (NYSE: NEWR) today announced financial results for the fourth quarter and fiscal year ended March 31, 2015.

“Our fourth quarter results capped off an incredible year of growth and innovation for New Relic. We successfully drove new business across organizations of all sizes – especially in the enterprise, and added three entirely new products to our cloud-based New Relic Software Analytics Platform,” said Lew Cirne, CEO and founder, New Relic. “As we enter FY16, we are focused on continuing to empower companies of all sizes to deliver great software that drives their business through world-class customer experiences.”

Fourth Quarter 2015 Financial Highlights:

•	Revenue of $33.4 million, up 68% compared with the fourth quarter of fiscal 2014 and 15% from the third quarter of fiscal 2015.

•	GAAP loss from operations was $14.7 million for the fourth quarter of fiscal 2015, compared with GAAP loss from operations of $9.5 million for the fourth quarter of fiscal 2014. Non-GAAP loss from operations was $10.2 million for the fourth quarter of fiscal 2015, compared with non-GAAP loss from operations of $6.5 million for the fourth quarter of fiscal 2014.

•	GAAP net loss per share was $0.32 for the fourth quarter of fiscal 2015 based on 47.0 million weighted-average shares outstanding, compared with GAAP net loss per share of $0.62 for the fourth quarter of fiscal 2014 based on 15.7 million weighted-average shares outstanding. Non-GAAP net loss per share was $0.22 for the fourth quarter of fiscal 2015 based on 47.0 million non-GAAP weighted-average shares outstanding, compared with non-GAAP net loss per share of $0.18 for the fourth quarter of fiscal 2014 based on 37.1 million non-GAAP weighted-average shares outstanding.

•	Cash, cash equivalents and short-term investments were $200.8 million at the end of the fourth quarter of fiscal 2015, compared with $204.8 million at the end of the third quarter of fiscal 2015.

Fiscal Year 2015 Financial Highlights:

•	Revenue of $110.4 million, up 75% compared with fiscal year 2014.

•	GAAP loss from operations was $49.9 million for fiscal year 2015, compared with GAAP loss from operations of $39.4 million for fiscal year 2014. Non-GAAP loss from operations was $36.2 million for fiscal year 2015, compared with non-GAAP loss from operations of $28.0 million for fiscal year 2014.

•	GAAP net loss per share was $1.98 for fiscal year 2015 based on 25.3 million weighted-average shares outstanding, compared with GAAP net loss per share of $2.58 for fiscal year 2014 based on 15.6 million weighted-average shares outstanding. Non-GAAP net loss per share was $0.85 for fiscal year 2015 based on 42.7 million non-GAAP weighted-average shares outstanding, compared with non-GAAP net loss per share of $0.78 for fiscal year 2014 based on 37.0 million non-GAAP weighted-average shares outstanding.

Customer Highlights:

•	Paid Business Accounts as of March 31, 2015 of 11,910.

•	Dollar-Based Net Expansion Rate for the quarter ended March 31, 2015 of 130%.

•	New customers in the quarter included: Aramark, Bauer Digital, Carfax, CitySprint (UK), Eastern Bank, Energy Saving Trust, Jet.com, Ladbrokes Digital Australia, NGA Human Resources, NRK A/S, Panasonic Europe, Property Solutions International, REI, TrustPilot, STATS LLC, Webroot and Weight Watchers International.

•	Expanded customer relationships in the quarter included: Airbnb, Atlassian, Centers for Medicare and Medicaid Services, Delivery Hero Holding GmbH, Docker, Flight Centre, GE Capital, GrubHub, Kochava, National Geographic Society, TangoME, Sanoma Oyj, Trek Bicycle Corporation, Veracode, Vungle, Wellcentive, WeWork Companies and Wizz Air Hungary.

Fourth Quarter & Recent Business Highlights:

•	Expanded Insights offering with the addition of key new features: Data Apps and Browser Instrumentation.

•	Announced that Insights will extend its capabilities to provide real-time insights about mobile application data for customers.

•	Launched New Relic Non-Profit Program, which offers qualifying 501(c)(3) non-profit organizations up to five hosts of New Relic APM Pro for free, with significant discounts on additional APM hosts and other New Relic products.

•	Welcomed John Gray to the company as SVP of Business Development to lead partner strategy, building out the company’s global ecosystem of alliances and channel partners.

Outlook:

New Relic is initiating its outlook for its first quarter of fiscal 2016, as well as the full fiscal year 2016.

•	First Quarter Fiscal 2016 Outlook:

•	Revenue between $34.5 million and $35.5 million, representing year-over-year growth of between 53% and 57%.

•	Non-GAAP loss from operations of between $11.0 million and $12.0 million.

•	Non-GAAP net loss per share of between $0.23 and $0.26. This assumes 47.3 million non-GAAP weighted average common shares outstanding.

•	Full Year Fiscal 2016 Outlook:

•	Revenue between $155.0 million and $159.0 million, representing year-over-year growth of between 40% and 44%.

•	Non-GAAP loss from operations of between $46.0 million and $50.0 million.

•	Non-GAAP net loss per share of between $0.95 and $1.03. This assumes 49.0 million non-GAAP weighted average common shares outstanding.

Conference Call Details:

•	What: New Relic financial results for the fourth quarter and full fiscal year 2015 and outlook for the first quarter of fiscal 2016 and the full year of fiscal 2016

•	When: May 12, 2015 at 2:00 P.M. Pacific Time (5:00 P.M. Eastern Time)

•	Dial in: To access the call in the U.S., please dial (877) 201-0168, and for international callers, please dial (647) 788-4901. Callers may provide confirmation number 20799417 to access the call more quickly, and are encouraged to dial into the call 10 to 15 minutes prior to the start to prevent any delay in joining.

•	Webcast: http://ir.newrelic.com (live and replay)

•	Replay: Following the completion of the call through 11:59 PM Eastern Time on May 19, 2015, a telephone replay will be available by dialing (855) 859-2056 from the United States or (404) 537-3406 internationally with conference ID 20799417.

About New Relic

New Relic is a software analytics company that makes sense of billions of data points about millions of applications in real time. New Relic’s comprehensive SaaS-based solution provides one powerful interface for web and native mobile applications and consolidates the performance monitoring data for any chosen technology in your environment. More than 500,000 users and 11,000 paid business accounts trust New Relic to tap into the billions of real-time metrics from inside their production software — and provide answers to their important business questions. When your brand and customer experience depend on the performance of modern software, New Relic provides insight into your overall environment. Learn more at newrelic.com.

Forward-Looking Statements

This press release and the earnings call referencing this press release contain “forward-looking” statements, as that term is defined under the federal securities laws, including but not limited to statements regarding New Relic’s future financial performance, including its expected financial results for the first quarter of fiscal year 2016 and for the full fiscal year 2016, market trends and opportunity, customer adoption and momentum of New Relic’s products, competitive advantages, New Relic’s ability to execute and empower thousands of businesses in their move to the cloud. These forward-looking statements are based on New Relic’s current assumptions, expectations and beliefs and are subject to substantial risks, uncertainties, assumptions and changes in circumstances that may cause New Relic’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement.

The risks and uncertainties referred to above include, but are not limited to, New Relic’s ability to generate sufficient revenue to achieve and sustain profitability, particularly in light of its significant ongoing expenses; New Relic’s short operating history in an evolving industry; New Relic’s ability to manage its rapid recent growth; fluctuation of New Relic’s quarterly results; the dependence of New Relic’s business on its customers purchasing additional subscriptions and products from it and renewing their subscriptions; New Relic’s ability to develop enhancements to its products, increase adoption and usage of its products and introduce new products that achieve market acceptance; New Relic’s ability to persuade New Relic’s customers to expand their use of New Relic’s products to additional use cases; New Relic’s ability to determine optimal prices for its products; New Relic’s ability to expand its marketing and sales capabilities and increase sales of its solutions to large enterprises while mitigating the risks associated with serving such customers; privacy concerns, which could result in additional cost and liability to New Relic or inhibit sales; changes in privacy laws, regulations and standards; New Relic’s ability to effectively compete in the intensely competitive market for application performance monitoring solutions and respond effectively to rapidly changing technology, evolving industry standards and changing customer needs, requirements or preferences; New Relic’s dependence on lead generation strategies to drive sales and revenue; interruptions or performance problems associated with New Relic’s technology and infrastructure; defects or disruptions in New Relic’s products; the expense and complexity of New Relic’s ongoing and planned investments in data center hosting facilities; risks associated with international operations; New Relic’s ability to protect its intellectual property rights; and other “Risk Factors” set forth in New Relic’s most recent filings with the Securities and Exchange Commission (the “SEC”).

Further information on these and other factors that could affect New Relic’s financial results and the forward-looking statements in this press release is included in the filings we make with the SEC from time to time, particularly under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” including that certain Quarterly Report on Form 10-Q for the quarter ended December 31, 2014. Copies of these documents may be obtained by visiting New Relic’s Investor Relations website at http://ir.newrelic.com or the SEC’s website at www.sec.gov.

New Relic assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Non-GAAP Financial Measures

New Relic discloses the following non-GAAP financial measures in this release and the earnings call referencing this press release: non-GAAP loss from operations, non-GAAP net loss, non-GAAP gross profit, non-GAAP sales and marketing, non-GAAP research and development, non-GAAP general and administrative and non-GAAP weighted average shares outstanding. New Relic uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating its ongoing operational performance. New Relic believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of the historical non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release. Investors are encouraged to review the reconciliation of these historical non-GAAP financial measures to their most directly comparable GAAP financial measures.

New Relic defines non-GAAP gross profit, non-GAAP sales and marketing, non-GAAP research and development, non-GAAP general and administrative, non-GAAP loss from operations and non-GAAP net loss as the respective GAAP balances, adjusted for: (1) stock-based compensation, (2) amortization of stock-based compensation capitalized in software development costs, (3) the amortization of purchased intangibles, (4) lawsuit litigation and (5) the transaction costs related to acquisition. Non-GAAP net loss per share is calculated as non-GAAP net loss divided by the non-GAAP weighted average shares outstanding that are adjusted to assume the conversion of outstanding preferred shares to common shares as of the beginning of the period.

With respect to New Relic’s outlook under “Outlook” above, New Relic has not reconciled its expectations as to non-GAAP loss from operations to GAAP loss from operations or non-GAAP net loss per share to GAAP net loss per share because certain items such as stock-based compensation and lawsuit litigation expenses are out of New Relic’s control or cannot be reasonably predicted. Accordingly, reconciliation is not available without unreasonable effort.

Operating Metrics

New Relic’s dollar-based net expansion rate compares its recurring subscription revenue from customers from one period to the next. It is increased when customers increase their use of New Relic’s products, use additional products, or upgrade to a higher subscription tier. New Relic’s dollar-based net expansion rate is reduced when customers decrease their use of New Relic’s products, use fewer products, or downgrade to a lower subscription tier.

New Relic is a registered trademark of New Relic, Inc.

All product and company names herein may be trademarks of their registered owners.

Investor Contact

Jonathan Parker

New Relic, Inc.

503-336-9280

IR@newrelic.com

Media Contact

Andrew Schmitt

New Relic, Inc.

415-869-7109

aschmitt@newrelic.com

Consolidated Statements of Operations

(In thousands, except per share data; unaudited)

	Three Months Ended		Year Ended
	March 31,		March 31,
	2015	2014	2015	2014

Revenue	$33,388	$19,843	$110,391	$63,174

Cost of revenue	6,801	3,378	21,802	10,780

Gross profit	26,587	16,465	88,589	52,394

Operating expenses:
Research and development	7,366	4,284	24,024	16,496
Sales and marketing	26,067	16,065	89,162	58,156
General and administrative	7,846	5,621	25,319	17,178

Total operating expenses	41,279	25,970	138,505	91,830

Loss from operations	(14,692)	(9,505)	(49,916)	(39,436)

Other income (expense):
Interest income	117	3	176	16
Interest expense	(21)	(15)	(104)	(64)
Other expense, net	(210)	(238)	(390)	(741)

Loss before income taxes	(14,806)	(9,755)	(50,234)	(40,225)
Expense (benefit) from income taxes	19	—	(85)	—

Net loss	$(14,825)	$(9,755)	$(50,149)	$(40,225)

Net loss per share attributable to common stockholders, basic and diluted	$(0.32)	$(0.62)	$(1.98)	$(2.58)

Weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	46,984	15,702	25,290	15,596

Consolidated Balance Sheets

(In thousands, except par value; unaudited)

	March 31,
	2015	2014
Assets
Current assets:
Cash and cash equivalents	$105,257	$19,453
Short-term investments	95,503	—
Accounts receivable, net of allowance for doubtful accounts of $282 and $84, respectively	13,813	5,532
Prepaid expenses and other current assets	4,299	2,491

Total current assets	218,872	27,476

Property and equipment, net	35,397	20,183
Restricted cash	4,623	5,601
Goodwill and intangible assets, net	4,353	—
Other assets	1,466	1,948

Total assets	$264,711	$55,208

Liabilities, convertible preferred stock and stockholders’ equity (deficit)

Current liabilities:
Accounts payable	$4,969	$4,109
Accrued compensation and benefits	6,288	2,822
Other current liabilities	3,623	2,160
Deferred revenue	29,185	10,359

Total current liabilities	44,065	19,450

Deferred rent, non-current	4,638	3,606
Other liabilities, non-current	1,138	900

Total liabilities	49,841	23,956

Convertible preferred stock:
Convertible preferred stock, $0.001 par value	—	95,917
Stockholders’ equity (deficit):
Common stock, $0.001 par value	47	16
Treasury stock - at cost (260 shares)	(263)	(263)
Additional paid-in capital	346,671	17,033
Accumulated other comprehensive income	15	—
Accumulated deficit	(131,600)	(81,451)

Total stockholders’ equity (deficit)	214,870	(64,665)

Total liabilities, convertible preferred stock and stockholders’ equity (deficit)	$264,711	$55,208

Consolidated Statements of Cash Flows

(In thousands; unaudited)

	Year Ended
	March 31,
	2015	2014

Cash flows from operating activities:
Net loss:	$(50,149)	$(40,225)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	9,044	4,536
Stock-based compensation expense	11,666	6,220
Deferred tax	(422)	—
Change in fair value of preferred stock warrant liability	82	718
Other	376	225
Changes in operating assets and liabilities, net of acquisition of business:
Accounts receivable	(8,565)	(3,036)
Prepaid expenses and other assets	(1,449)	(754)
Accounts payable	1,012	2,284
Accrued compensation and benefits and other liabilities	4,790	2,069
Deferred revenue	18,948	5,388
Deferred rent	1,046	1,862

Net cash used in operating activities:	(13,621)	(20,713)

Cash flows from investing activities:
Purchases of property and equipment	(12,628)	(9,758)
Down payment for property and equipment	—	(1,269)
Acquisition of Few Ducks, S.L., net of cash acquired	(2,262)	—
Decrease (increase) in restricted cash	978	(1,001)
Purchases of short-term investments	(114,468)	—
Proceeds from sale and maturity of short-term investments	18,717	—
Capitalized software development costs	(9,017)	(5,199)

Net cash used in investing activities	(118,680)	(17,227)

Cash flows from financing activities:
Proceeds from issuances of preferred stock, net of issuance costs	97,243	—
Proceeds from initial public offering, net of issuance costs	119,924	—
Principal payments on debt	(271)	—
Proceeds from issuance of common stock	1,209	294

Net cash provided by financing activities	218,105	294

Net increase (decrease) in cash and cash equivalents	85,804	(37,646)
Cash and cash equivalents, beginning of period	19,453	57,099

Cash and cash equivalents, end of period	$105,257	$19,453

Reconciliation from GAAP to Non-GAAP Results

(In thousands, except per share data; unaudited)

	Three Months Ended		Year Ended
	March 31,		March 31,
	2015	2014	2015	2014
Reconciliation of gross profit and gross margin:

GAAP gross profit	$26,587	$16,465	$88,589	$52,394
Plus: Stock-based compensation	232	58	591	159
Plus: Amortization of purchased intangibles	202	—	400	—
Plus: Amortization of stock-based compensation capitalized in software development costs	66	22	179	54

Non-GAAP gross profit	$27,087	$16,545	$89,759	$52,607

Reconciliation of operating expenses:
GAAP research and development	$7,366	$4,284	$24,024	$16,496
Less: Stock-based compensation	(877)	(231)	(2,055)	(1,425)

Non-GAAP research and development	$6,489	$4,053	$21,969	$15,071

GAAP sales and marketing	$26,067	$16,065	$89,162	$58,156
Less: Stock-based compensation	(1,730)	(374)	(5,108)	(1,373)
Less: Amortization of purchased intangibles	(13)	—	(25)	—

Non-GAAP sales and marketing	$24,324	$15,691	$84,029	$56,783

GAAP general and administrative	$7,846	$5,621	$25,319	$17,178
Less: Stock-based compensation	(1,235)	(833)	(3,912)	(3,263)
Less: Lawsuit litigation	(105)	(1,449)	(1,322)	(5,135)
Less: Amortization of purchased intangibles	(38)	—	(75)	—
Less: Transaction costs related to acquisition	—	—	(71)	—

Non-GAAP general and administrative	$6,468	$3,339	$19,939	$8,780

Reconciliation of operating loss and operating margin:

GAAP operating loss	$(14,692)	$(9,505)	$(49,916)	$(39,436)
Plus: Stock-based compensation	4,074	1,496	11,666	6,220
Plus: Lawsuit litigation	105	1,449	1,322	5,135
Plus: Amortization of purchased intangibles	253	—	500	—
Plus: Transaction costs related to acquisition	—	—	71	—
Plus: Amortization of stock-based compensation capitalized in software development costs	66	22	179	54

Non-GAAP operating loss	$(10,194)	$(6,538)	$(36,178)	$(28,027)

Reconciliation of net loss attributable to common stockholders:

GAAP net loss attributable to common stockholders	$(14,825)	$(9,755)	$(50,149)	$(40,225)
Plus: Stock-based compensation	4,074	1,496	11,666	6,220
Plus: Lawsuit litigation	105	1,449	1,322	5,135
Plus: Amortization of purchased intangibles	253	—	500	—
Plus: Transaction costs related to acquisition	—	—	71	—
Plus: Amortization of stock-based compensation capitalized in software development costs	66	22	179	54

Non-GAAP net loss attributable to common stockholders	$(10,327)	$(6,788)	$(36,411)	$(28,816)

Reconciliation of net loss per share attributable to common stockholders, basic and diluted:

GAAP net loss per share attributable to common stockholders, basic and diluted	$(0.32)	$(0.62)	$(1.98)	$(2.58)
Non-GAAP adjustments to net loss	0.10	0.19	0.54	0.73
Non-GAAP adjustment to weighted-average shares used to compute net loss per share	—	0.25	0.59	1.07

Non-GAAP net loss per share attributable to common stockholders, basic and diluted	$(0.22)	$(0.18)	$(0.85)	$(0.78)

Reconciliation of weighted-average shares used to compute net loss per share attributable to common stockholders:

GAAP weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	46,984	15,702	25,290	15,596
Conversion of preferred stock	—	21,357	17,386	21,357

Non-GAAP weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	46,984	37,059	42,676	36,953